                                  SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant             [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement              [ ] Confidential, For Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                SMTC CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(s) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

(2)      Aggregate number of securities to which transactions applies:

         -----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction.

         -----------------------------------------------------------------------

(5)       Total fee paid:

         -----------------------------------------------------------------------

         [ ]      Fee paid previously with preliminary materials:

                  --------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

         -----------------------------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

(3)      Filing Party:

         -----------------------------------------------------------------------

(4)      DATE FILED:

         -----------------------------------------------------------------------

                            [SMTC LOGO APPEARS HERE]

                                 635 HOOD ROAD
                                MARKHAM, ONTARIO
                                 CANADA L3R 4N6

                                                                  April 10, 2001

Dear Stockholder:

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of SMTC Corporation to be held at the Royal York Hotel, located at 100 Front Street West, Toronto, Ontario, Canada M5J 1E3 on Wednesday, May 9, 2001, at 2:00 p.m., Eastern Daylight Time.

   Details of the business to be conducted at the Annual Meeting are given in the attached proxy statement and Notice of Annual Meeting of Stockholders. You should read with care the proxy statement that describes the nominees for director and presents other important information about the proposals.

   Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to complete, sign, date and promptly return the accompanying proxy in the enclosed postage-prepaid envelope. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

   On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Paul Walker
                                          Paul Walker
                                          President and
                                          Chief Executive Officer
                                          SMTC Corporation

                            [SMTC LOGO APPEARS HERE]

                                SMTC CORPORATION
                                 635 HOOD ROAD
                                MARKHAM, ONTARIO
                                 CANADA L3R 4N6

                               ----------------

                        NOTICE OF 2001 ANNUAL MEETING OF
                      STOCKHOLDERS TO BE HELD MAY 9, 2001

   The Annual Meeting of Stockholders (the "Annual Meeting") of SMTC Corporation, a Delaware corporation (the "Company"), will be held at the Royal York Hotel, located at 100 Front Street West, Toronto, Ontario, Canada M5J 1E3 on Wednesday, May 9, 2001, at 2:00 p.m., Eastern Daylight Time, for the following purposes:

     1. To elect three Class I directors to serve until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified in accordance with the by-laws of the Company.

     2. To ratify the appointment of KPMG LLP as the independent auditors for the Company for the fiscal year ending December 31, 2001.

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the proxy statement which is attached and made a part hereof.

   The Board of Directors has fixed the close of business on Monday, March 26, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

   WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                                          By Order of the Board of Directors,

                                          /s/ Derrick D'Andrade
                                          Derrick D'Andrade
                                          Secretary

Markham, Ontario
April 10, 2001

                                SMTC CORPORATION
                                 635 HOOD ROAD
                                MARKHAM, ONTARIO
                                 CANADA L3R 4N6

                               ----------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

General Information

   The Board of Directors of SMTC Corporation, a Delaware Corporation (the "Company"), is soliciting the enclosed proxy form from our stockholders. The proxy will be used at our 2001 Annual Meeting of Stockholders to be held at 2:00 p.m., Eastern Daylight Time on Wednesday, May 9, 2001, at the Royal York Hotel, 100 Front Street West, Toronto, Ontario, Canada M5J 1E3.

   This Proxy Statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

   We use several abbreviations in this proxy statement. We refer to our company as "SMTC" or the "Company." We call our board of directors the "Board." References to "fiscal 2000" mean our 2000 fiscal year, which began on January 1, 2000 and ended on December 31, 2000.

   This Proxy Statement and the accompanying proxy are being sent by mail to common stockholders, the trustee for the special voting share and holders of exchangeable shares on or about April 10, 2001. The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

Who May Attend And Vote?

   Each stockholder of the Company's common stock, par value $.01 per share ("Common Stock"), is entitled to one vote for each share of Common Stock owned as of the record date, and CIBC Mellon Trust Company (the "Trustee"), the holder of the Company's special voting share (the "Special Voting Share"), is entitled to one vote for each exchangeable share (an "Exchangeable Share") of SMTC Manufacturing Corporation of Canada ("SMTC Canada"), a subsidiary of the Company, outstanding as of the record date, March 26, 2001 (other than Exchangeable Shares owned by the Company and its affiliates). Holders of Common Stock and the Special Voting Share are collectively referred to as "Stockholders." Votes cast with respect to Exchangeable Shares will be voted through the Special Voting Share by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders request to vote directly in person as proxy for the Trustee at the Annual Meeting. On the record date, 22,318,820 shares of our Common Stock were issued and outstanding, one share of the Company's Special Voting Stock was issued and outstanding and 6,370,959 Exchangeable Shares of SMTC Canada were issued and outstanding (excluding Exchangeable Shares owned by the Company and its affiliates, which are not voted). Each Exchangeable Share is exchangeable at any time, at the option of its holder, for one share of Common Stock.

   At least ten days before the 2001 Annual Meeting of Stockholders, SMTC will make a complete list of the Stockholders entitled to vote at the Annual Meeting open to the examination of any Stockholder for any purpose germane to the Annual Meeting at its principal executive offices at 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The list will also be made available to Stockholders present at the Annual Meeting.

How Do I Vote?

   As a Stockholder, you have the right to vote on certain business matters affecting the Company. The two proposals that will be presented at the Annual Meeting, and upon which you are being asked to vote, are discussed in the sections entitled "Proposal One" and "Proposal Two". Each share of SMTC Common Stock you own entitles you to one vote. The Trustee is entitled to one vote for each Exchangeable Share of SMTC Canada outstanding as of the record date (other than Exchangeable Shares owned by the Company and its affiliates). The enclosed proxy card indicates the number of shares you own.

   By signing and returning the proxy card according to the enclosed instructions, you are enabling the individuals named on the proxy card to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting. Your shares will be voted as you direct on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. In the absence of instructions on a properly executed proxy, proxies from holders of Common Stock will be voted FOR Proposals One and Two.

   Votes with respect to Exchangeable Shares represented by valid voting instructions received by the Trustee will be cast by the Trustee in accordance with those instructions. If a properly executed voting instruction card is not received by the Trustee from a holder of Exchangeable Shares, the votes to which such holder is entitled will not be exercised.

What Does the Board of Directors Recommend?

   If you submit the proxy card but do not indicate your voting instructions, the persons named as proxies on your proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends that you vote:

  .  FOR the three nominees for director identified in Proposal One, and

  . FOR the ratification of the appointment of KPMG LLP as auditors for the fiscal year ending December 31, 2001.

What Vote Is Required For Each Proposal?

   A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. For the election of directors, the three candidates receiving the greatest number of affirmative votes (a "plurality vote") of the votes attached to shares of Common Stock and the Special Voting Share will be elected. Approval of Proposal Two requires the affirmative vote of a majority of the votes attached to shares of Common Stock and the Special Voting Share, voting together as a single class, cast at the Annual Meeting with respect to Proposal Two.

   An automated system administered by the Company's transfer agent will tabulate votes cast by proxy at the Annual Meeting, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

   Shares represented by proxies that indicate an abstention or a "broker non-vote" will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence or absence of a quorum. A "broker non-vote" exists with respect to any shares represented at the Annual Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. With respect to Proposal One requiring a plurality vote and Proposal Two requiring the affirmative vote of a majority of the votes cast with respect to Proposal Two, broker non-votes will have no effect. Further, an abstention will have no effect on the outcome of the vote on Proposal One or Proposal Two.

May I Change My Vote After I Return My Proxy Card?

   Yes. A proxy may be revoked by the Stockholder giving the proxy at any time before it is voted by written notice of revocation delivered to the Company prior to the meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

   Holders of Exchangeable Shares who wish to direct the Trustee to cast the votes attached to the Special Voting Share on their behalf should follow carefully the instructions provided by the Trustee, which accompany this Proxy Statement. The procedure for instructing the Trustee differs in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner for revoking the proxy.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

   The number of directors on the Board is currently fixed at nine. The Company's Amended and Restated Certificate of Incorporation and By-laws divide the Company's Board of Directors into three classes. The members of each class of directors serve staggered three year terms.

   In October 2000, Edward Johnson resigned as Executive Vice President, Business Development and as a director of the Company, and he will not seek re-election. The Board determined not to fill the vacancy created by Mr. Johnson's resignation.

   In March 2001, the Board approved resolutions by unanimous written consent to reduce the size of the Board of Directors from ten to nine and to reallocate one board seat by moving Paul Walker from Class III to Class I of the Board of Directors. Accordingly, Paul Walker is standing for re-election in connection with the 2001 Annual Meeting of Stockholders.

   The Board is composed of three Class I directors (David Dominik, Gary Walker and Paul Walker), three Class II directors (Prescott Ashe, Mark Benham and Anthony Sigel) and three Class III directors (Stephen Adamson, Michael Griffiths and Ian Loring), whose terms will expire upon the election and qualification of directors at the Annual Meeting of Stockholders held in 2001, 2002 and 2003, respectively. At each Annual Meeting of Stockholders, directors will be elected for a full term of three years to succeed those directors whose terms are expiring.

   At this Annual Meeting, the Stockholders will elect three Class I directors, each to serve a three year term until the 2004 Annual Meeting of Stockholders and until a qualified successor is elected and qualified or until the director's earlier resignation or removal. The three directors whose regular terms of office expire at the 2001 Annual Meeting have been nominated for re-election to our Board of Directors. The Board has no reason to believe that any of the nominees named below will be unable or unwilling to serve as a director if elected. If, however, any nominee cannot or will not serve as a director, the persons named on your proxy card may vote for a substitute nominee designated by the Board.

   Certain information about the Board nominees is furnished below.

Class I Director Nominees

   David Dominik has served as a director since July 1999. Mr. Dominik is a co-founder and managing director of Golden Gate Capital. He is also a special limited partner of Bain Capital, Inc., a private equity investment firm. He was a managing director of Bain Capital, Inc. from 1990 to March 2000. Previously, Mr. Dominik was a general partner of Zero State Capital, a venture capital firm focused on early-stage companies, and assistant to the chairman of Genzyme Corporation, a biotechnology firm. From 1982 to 1984, he worked as a management consultant at Bain & Company, a consulting firm. Mr. Dominik also serves as a director of ChipPAC, Inc., Integrated Circuit Systems, Inc., DDi Corp. and OneSource.

   Gary Walker currently serves as Executive Vice President, Business Programs Management. He has been a director of SMTC since its inception in 1998. He is also an officer of SMTC Canada. He co-founded Surface Mount, a predecessor to SMTC Corporation, in 1985. Previously he was employed at Brock Electronics, a manufacturer and distributor of production equipment for the electronics industry, as a Manufacturers Representative from 1982 to 1985 and at Motorola Canada, an integrated communications and embedded electronics solutions provider, from 1980 to 1982. Gary Walker is the brother of SMTC's President and Chief Executive Officer, Paul Walker.

   Paul Walker has served as President and Chief Executive Officer and as a director of SMTC since its inception in 1998. He is also an officer and director of SMTC Canada. He co-founded Surface Mount, a predecessor to SMTC Corporation, in 1985. Previously he was employed at Brock Electronics, a manufacturer and distributor of production equipment for the electronics industry, as Director of Business Management from 1982 to 1985 and at Motorola Canada, an integrated communications and embedded electronics solutions provider, as Program Director from 1979 to 1982. Paul Walker is Gary Walker's brother.

   The three nominees receiving the highest number of affirmative votes of the votes attached to the Common Stock and the Special Voting Share, voting together as a single class, represented and voting on Proposal One at the Annual Meeting will be elected Class I directors of the Company to serve their respective terms or until their successors have been elected and duly qualified.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED
ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth our directors and executive officers, their ages as of March 31, 2001, the positions currently held by each person and their place of residence. All of the directors and executives have been with us since the former SMTC Corporation ("Surface Mount") combined with HTM Holdings, Inc. ("HTM") in July 1999 to form the current SMTC Corporation, except Ian Loring and Stanley Plzak.

Name and Place of
Residence                  Age                      Office
- -----------------          ---                      ------
Paul Walker..............   43 President, Chief Executive Officer and
Unionville, Ontario            Director(1)(2)(5)*

Philip Woodard...........   46 Executive Vice President, Assembly Operations(2)
Newmarket, Ontario

Gary Walker..............   40 Executive Vice President, Business Programs
Monte Sereno, California       Management and Director(2)*

Derrick D'Andrade........   47 Executive Vice President, Engineering and
Richmond Hill, Ontario         Quality and Secretary(2)

Stanley Plzak............   53 Executive Vice President, Design and Sub-
Appleton, Wisconsin            Assembly Operations

Gary Itenson.............   41 Senior Vice President, Business Development and
Toronto, Ontario               Supplier Strategy

Richard Smith............   41 Vice President, Chief Financial Officer(2)
Toronto, Ontario

David Dominik............   44 Director(3)*
Belvedere, California

Prescott Ashe............   33 Director(1)(4)
San Francisco, California

Ian Loring...............   34 Director(5)
San Francisco, California

Stephen Adamson..........   44 Director(4)(5)
Los Angeles, California

Mark Benham..............   49 Director
Woodside, California

Michael Griffiths........   49 Director(1)(3)
Toronto, Ontario

Anthony Sigel............   37 Director(3)(4)(5)
Toronto, Ontario

- --------
(1) Also a member of the board of directors of SMTC Canada.
(2) Also an officer of SMTC Canada.
(3) Member of the Audit Committee.
(4) Member of the Compensation Committee.
(5) Member of the Nominating Committee.
 * Biography appears above under "Proposal One."

   Philip Woodard joined Surface Mount in 1992 as Vice President, Materials. Previously he was employed at Motorola Canada, an integrated communications and embedded electronics solutions provider, from 1977 to 1992 where he progressed through various positions to Director of Materials.

   Derrick D'Andrade co-founded Surface Mount in 1985. Formerly Vice President, Engineering, he was previously employed at Motorola Canada as Manufacturing Engineering Manager from 1979 to 1985 and at Sunbeam Canada, a manufacturer of home appliances, as Manufacturing Manager from 1975 to 1979.

   Stanley Plzak has been with us since the acquisition of Pensar Corporation in July 2000. Mr. Plzak was a founder and director of Pensar and served as its President and Chief Executive Officer since its inception in 1983. His career includes various technical, managerial, and executive positions in industrial controls, medical, marine propulsion and electronics manufacturing services industries, and he has served as a member of the adjunct faculty of the University of Wisconsin. He is currently a director and the chair-elect of the IPC (Association Connecting the Electronics Industries).

   Gary Itenson joined Surface Mount in April 1996. Previously, he was employed at Future Electronics, an electronics components distributor, from 1981 to 1996 where his career progressed from field sales to sales management to strategic account/multi-region sales management to division general management.

   Richard Smith joined Surface Mount in August 1998. Previously, he was employed as Chief Financial Officer of Wolf Group Integrated Communications, an advertising and public relations company, from 1997 to 1998; Vice President Finance of Green Forest Lumber Corporation, a Toronto Stock Exchange listed forest products manufacturer from 1988 to 1997; Account Manager at the Bank of Nova Scotia from 1985 to 1988; and auditor, Price Waterhouse, a public accounting firm, from 1982 to 1985.

   Prescott Ashe has served as a director since July 1999. Mr. Ashe is a co-founder and managing director of Golden Gate Capital. Mr. Ashe was a principal at Bain Capital, Inc., a private equity investment firm, from June 1998 to March 2000 and was an associate at Bain Capital, Inc. from December 1992 to June 1998. Prior to that, he was an analyst at Bain Capital, Inc. and a consultant at Bain & Company, a consulting firm. Mr. Ashe also serves as a director of ChipPAC, Inc., Integrated Circuit Systems, Inc. and DDi Corp.

   Ian Loring has served as a director since June 2000. Mr. Loring joined Bain Capital, Inc., a private equity investment firm, in 1996. He has been a managing director at Bain Capital since January 2001 and was a principal there from 1997 to 2000. From 1993 to 1996, Mr. Loring was a Vice President at Berkshire Partners, where he worked in the speciality manufacturing, technology and retail industries. Mr. Loring also serves as a director of Therma-Wave, Inc.

   Stephen Adamson has served as a director since July 1999. Mr. Adamson is a Partner of Celerity Partners, Inc. Prior to joining Celerity Partners, Inc., he was a Managing Director of W.E. Myers & Co., a merchant banking firm. Prior to
W. E. Myers & Co., Mr. Adamson was Managing Director with KD Equities, a private partnership specializing in middle market leveraged buyouts. Mr. Adamson is a director of Financial Pacific Insurance Group, Inc., Rapid Design Service, Inc., and Starcom Holdings, Inc.

   Mark Benham has served as a director since July 1999. Mr. Benham was a co-founder of Celerity Partners, Inc., a private equity investment firm, and has been a Partner since 1992. Previously he was a Senior Investment Officer of Citicorp Venture Capital, Ltd., and prior to that he was an advisor to Yamaichi UniVen Co., Ltd., the venture capital subsidiary of Yamaichi Securities International. Mr. Benham is a director of DDi Corp., Rapid Design Service, Inc., and Starcom Holdings, Inc.

   Michael Griffiths has served as a director since July 1999. Mr. Griffiths has been President of Kilmer Van Nostrand Co. Limited, or KVN, a private investment holding company, since 2000 and has served there in various other capacities since 1979. Previously, Mr. Griffiths was a manager with Clarkson Gordon Chartered

Accountants (now Ernst & Young), a public accounting firm, with responsibility for the audit, tax and related management matters of a variety of public clients.

   Anthony Sigel has served as a director since July 1999. Mr. Sigel has been Managing Partner of Kilmer Capital Partners, a private investment holding company, since 2000. Previously, Mr. Sigel was Vice President Corporate Development of Kilmer Van Nostrand Co. Limited, a position he held since 1991. Prior to joining KVN, Mr. Sigel was an Associate within Bankers Trust Company's Merchant Bank, Toronto, Canada.

Information Regarding the Board of Directors and its Committees

   During fiscal 2000, the Board held seven meetings, including six meetings by telephone, and acted by unanimous written consent on three occasions. No director attended fewer than 75% of all of the fiscal 2000 meetings of the Board and its committees on which he served after becoming a member of the Board.

   The Board has three standing committees: the Nominating Committee, the Audit Committee and the Compensation Committee.

   The Nominating Committee of the Board of Directors consists of Stephen Adamson, Ian Loring, Anthony Sigel and Paul Walker. It did not meet in separate session during fiscal 2000. The Nominating Committee identifies, screens and recommends qualified candidates to fill vacancies on the Board of Directors. The Nominating Committee does not consider nominees recommended by stockholders to fill vacancies on the Board.

   The Audit Committee, which met two times in fiscal 2000, consists of David Dominik, Michael Griffiths and Anthony Sigel. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for reviewing (i) the scope of the independent auditors' annual audit and their compensation and independence, (ii) the general policies and procedures of the Company with respect to accounting and financial controls and (iii) any change in accounting principles, significant audit adjustments proposed by the auditors and any recommendations that the auditors may have with respect to policies and procedures.

   The Board adopted and approved a charter for the Audit Committee in July 2000, a copy of which is attached hereto as Appendix A.

   All Audit Committee members are "independent" as defined under Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards and as required by Rule 4350(d)(2)(A) of the NASD's listing standards, except Mr. Dominik, who serves as a non-independent director of the Audit Committee. Mr. Dominik was a managing director of Bain Capital, Inc. until March 2000 and is now a special limited partner of Bain Capital, Inc. Investment funds affiliated with Bain Capital, Inc., taken together as a group, are our largest stockholder. Mr. Dominik was elected to serve as a member of the Board of Directors in July 1999 and was subsequently appointed to serve on the Audit Committee in July 2000. The Board of Directors has determined that the addition of Mr. Dominik to the Audit Committee is an appropriate and acceptable appointment because of his extensive industry and financial expertise and background as well as his familiarity with Company's accounting practices and that his appointment is required by the best interests of the Company and its stockholders. The Board of Directors has determined that Mr. Dominik's appointment to the Audit Committee complies with the conditions stipulated by Rule 4350(d)(2)(B) of the NASD's listing standards that allow "one non-independent director" to serve on the Audit Committee of the Board of Directors under exceptional and limited circumstances.

   The Compensation Committee consists of Stephen Adamson, Prescott Ashe and Anthony Sigel. It did not meet in separate session in 2000. The general duties of the Compensation Committee are (i) to provide a general review of the Company's compensation and benefit plans and (ii) to review and establish compensation practices and policies for the officers of the Company.

Compensation of Directors

   We currently pay no compensation to our non-employee directors for serving on the Board or on any committee, and we pay no additional remuneration to our employees for serving as directors or on committees.

Compensation Committee Interlocks and Insider Participation

   No interlocking relationship exists between any member of the Company's Board or Compensation Committee and any member of the Board of Directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

AUDIT COMMITTEE REPORT

   Notwithstanding anything to the contrary set forth in any of SMTC's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

   The Audit Committee of the Board of Directors currently consists of three directors, David Dominik, Michael Griffiths and Anthony Sigel. The duties of the audit committee are (i) to review with management and the independent auditors the scope and results of any and all audits, the nature of any other services provided by the independent auditors, the independence of the auditors, changes in the accounting principles applied to the presentation of the Company's financial statements, and any comments by the independent auditors on the Company's policies and procedures with respect to internal accounting, auditing and financial controls, (ii) to review the consistency and reasonableness of the financial statements contained in the Company's quarterly and annual reports prior to filing them with the Securities and Exchange Commission (or with any other regulatory authority) and discuss the results of these quarterly reviews, annual audits and any other matters required to be communicated by the independent auditors under generally accepted auditing standards, and (iii) to make recommendations to the board of directors on the engagement of the independent auditors. The Board of Directors has adopted a written charter of the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement.

   Consistent with its duties, the Audit Committee has reviewed and discussed with the Company's management the audited financial statements for the year ended December 31, 2000. KPMG LLP issued their unqualified report dated February 9, 2001 on SMTC's financial statements.

   The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with KPMG LLP its independence as an auditor. The Audit Committee has also considered whether KPMG LLP's provision of non-audit services is compatible with its independence.

   Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that SMTC's audited financial statements for the year ended December 31, 2000 be included in the Annual Report on Form 10-K for the fiscal year then ended.

By the Audit Committee of the Board of Directors:

David Dominik
Michael Griffiths
Anthony Sigel

February 2001

RELATED PARTY TRANSACTIONS

Stockholders Agreement

   Certain of our current stockholders and optionholders are parties to a stockholders agreement that, among other things, provides for registration rights and restrictions on the transfer of shares.

Termination of Management Agreement

   A management agreement was entered into on July 30, 1999 among SMTC, Bain Capital Partners VI, L.P., or Bain, Celerity Partners, Inc., or Celerity, and Kilmer Electronics Group Limited, or Kilmer. Investment funds affiliated with Bain and Celerity are our largest stockholders. Our directors Messrs. Dominik, Loring and Ashe are, or were during fiscal 2000, affiliated with the Bain funds, our directors Messrs. Benham and Adamson are affiliated with the Celerity funds, and our directors Messrs. Griffiths and Sigel are affiliated with Kilmer. Amounts paid under the management agreement during fiscal 2000 to Bain, Celerity and Kilmer totaled $74,000 in the aggregate. This management agreement was terminated in connection with our initial public offering for a termination fee of $1.8 million that was paid using a portion of the gross proceeds of the offering, with $720,000 paid to each of Bain and Celerity, and $360,000 paid to Kilmer.

Certain Loans from Major Stockholders

   On April 26, 2000, Celerity Partners III, L.P., Kilmer, Paul Walker, Derrick D'Andrade, Gary Walker and Philip Woodard purchased demand notes from us for a purchase price equal to the principal amount of the notes in the amounts of $1,400,000, $910,000, $1,000,000, $677,874, $600,000 and $150,000,
respectively. The demand notes bore interest at 15% per year, had a fee of 2% of the principal amount that was due upon repayment and were payable to the holders of the notes upon demand. The demand notes were repaid to Celerity Partners III, L.P., Kilmer, Paul Walker, Derrick D'Andrade, Gary Walker and Philip Woodard in the aggregate amounts of $1,441,233, $936,801, $1,029,452, $697,839, $617,671 and $154,418, respectively, on May 18, 2000. The demand notes were repaid with cash proceeds from the sale of notes and warrants pursuant to a senior subordinated loan agreement and a warrant subscription agreement, each dated May 18, 2000. We repaid the demand notes and then sold such notes and warrants in order to raise more capital than was originally provided by our sale of the demand notes to finance our growth and our working capital needs.

   Under a senior subordinated loan agreement dated May 18, 2000, some of our stockholders or their affiliates, including some of the Bain funds, Celerity Partners III, L.P., Kilmer, Paul Walker, Derrick D'Andrade, Philip Woodard and General Electric Capital Corporation, purchased notes from us in the amounts of $1,589,782, $1,268,381, $909,605, $529,190, $529,190, $101,694 and $72,155,
respectively. The notes bore interest at 15% per year. These notes were repaid with the proceeds of our initial public offering to the Bain funds, Celerity Partners III, L.P., Kilmer, Paul Walker, Derrick D'Andrade, Philip Woodard and General Electric Capital Corporation in the aggregate amounts of $1,635,488, $1,304,847, $935,757, $544,405, $544,405, $104,619 and $74,229, respectively.

   In connection with the sale of notes under the senior subordinated loan agreement dated May 18, 2000 described above, under a warrant subscription agreement dated May 18, 2000, we sold warrants for $2,500,000, exercisable for an aggregate of 477,049 shares of common stock. Upon exercising these warrants immediately prior to the consummation of our initial public offering, some of our stockholders or their affiliates, including some of the Bain funds, Celerity Partners III, L.P., Kilmer, Paul Walker, Derrick D'Andrade, Philip Woodard and General Electric Capital Corporation received 151,681, 121,016, 86,785, 50,490, 50,490, 9,703 and 6,884 shares, respectively.

   On July 3, 2000, Kilmer and an affiliate of the Bain funds purchased demand notes from us for a purchase price equal to the principal amount of the notes in the amounts of $4,188,292 and $5,736,708, respectively. The demand notes bore interest of 3% of the principal amount accruing on the date of issuance and 13.75% per year and were payable to the holders of the notes upon demand. These notes were repaid with the proceeds of our initial public offering to Kilmer and an affiliate of the Bain funds in the amounts of $4,352,334 and $5,961,395, respectively.

   The sale of the subordinated notes and warrants and the demand notes provided us with additional working capital to finance the growth of our business.

Directors' Relationships with Major Stockholders

   All of our current directors are affiliated with our major stockholders. Paul Walker and Gary Walker are executive officers, stockholders and directors. David Dominik, Ian Loring and Prescott Ashe are, or were during fiscal 2000, affiliated with Bain. Stephen Adamson and Mark Benham are affiliated with Celerity. Michael Griffiths and Anthony Sigel are affiliated with Kilmer.

Purchases from an Affiliate of a Major Stockholder

   Investment funds affiliated with Bain and Celerity are also stockholders of DDi Corp., one of our suppliers. Our transactions with DDi Corp., which totaled approximately $5.0 million in 2000, are on equivalent terms as those with our other suppliers.

Certain Loans and Payments Made to Executive Officers

   In connection with the exchange and reclassification of certain of Gary Walker's shares of stock of SMTC Canada into common stock of SMTC in July 2000, we agreed to fund any tax liability incurred by Mr. Walker as a result of the exchange by making an interest-free loan to him and to compensate him for any tax payable by him on any imputed interest on such loan. As of December 31, 2000, we had lent $690,000 to Mr. Walker under this arrangement. We expect to lend approximately $2.0 million in the aggregate to Mr. Walker pursuant to this arrangement. The loan will be secured by a first priority security interest over all of Mr. Walker's shares of capital stock of SMTC and will be repayable at such time and to the extent that Mr. Walker receives after-tax cash proceeds in respect of such shares.

   In connection with the acquisition of Pensar, we requested that the former stockholders of Pensar file an election that allows us to deduct for income tax purposes the goodwill related to the acquisition. We agreed to lend, on an interest-free basis, approximately $4.5 million to the former stockholders of Pensar, including Stanley Plzak, to fund any tax liability incurred as a result of the election. No amounts have been lent pursuant to this arrangement thus far. The loans will be secured by a first priority security interest over all of the shares of capital stock of SMTC held by the stockholders and will be repayable at such time and to the extent that the stockholders receive after-tax cash proceeds in respect of such shares.

   The options granted in fiscal 2000 to each of the named executive officers named in the Summary Compensation Table are indicated in the Long-Term Compensation column.

   The Company and each of Paul Walker, Philip Woodard, Gary Walker, Derrick D'Andrade and Stanley Plzak have entered into employment agreements as more fully described under "Employment Arrangements".

                        SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of March 16, 2001, information regarding beneficial ownership. The table sets forth the number of shares beneficially owned and the percentage ownership for:

  . each person who is known by us to own beneficially more than 5% of our outstanding shares of common stock;

  . each executive officer named in our summary compensation table and each director; and

  .  all executive officers and directors as a group.

   As of March 16, 2001, our outstanding equity securities consisted of 28,689,779 shares.

   Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains a mailing address of c/o SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

   The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 16, 2001 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

                                            Shares Beneficially Owned(*)
                                      ----------------------------------------
                                                                   Percentage
                                                                   of Shares
                                                                  Beneficially
Name and Address                       Shares   Options   Total      Owned
- ----------------                       ------   -------   -----   ------------
Principal Stockholders:
Bain Capital Funds(1)(2)............. 3,686,455    --   3,686,455     12.9
 c/o Bain Capital, Inc.
 Two Copley Place
 Boston, Massachusetts 02116

Celerity EMSIcon, LLC(1)............. 3,480,927    --   3,480,927     12.1
 c/o Celerity Partners
 11111 Santa Monica Boulevard
 Suite 1127
 Los Angeles, California 90025

Kilmer Electronics Group Limited..... 2,045,263    --   2,045,263      7.1
 Scotia Plaza, Suite 2700
 P.O. 127
 40 King Street West
 Toronto, Ontario, Canada M5H 3Y2

Directors and Executive Officers:
Paul Walker(3)....................... 1,189,894    --   1,189,894      4.2
Gary Walker.......................... 1,139,404    --   1,139,404      4.0
Derrick D'Andrade(4)................. 1,189,894    --   1,189,894      4.2
Philip Woodard.......................   228,663  6,660    235,323      0.8
Richard Smith........................       --   2,756      2,756        #
David Dominik(1)(5)..................   896,816    --     896,818      3.1
Prescott Ashe(1)(6)..................   133,034    --     133,034      0.5
Ian Loring(1)(7).....................   133,034    --     133,034      0.5
Mark Benham(8)....................... 3,480,927    --   3,480,927     12.1
Stephen Adamson(8)................... 3,480,927    --   3,480,927     12.1
Michael Griffiths....................       --     --         --       --
Anthony Sigel........................       --     --         --       --
All Directors and executive officers
 as a group (14 persons)............. 8,532,746 16,076  8,548,822     29.8

- --------
 * The number of shares of common stock deemed outstanding on March 16, 2001 with respect to a person or group includes (a) 28,689,779 shares outstanding on such date and (b) all options that are currently exercisable or will be exercisable within 60 days of March 16, 2001 by the person or group in question.
 # Represents an amount less than 0.5% of shares outstanding.
(1) The shares of common stock included in the table include shares held through investment in EMSIcon Investments, LLC. Each member of EMSIcon Investments, LLC has sole voting and investment power as to shares held on such member's behalf by EMSIcon Investments, LLC.
(2) Includes shares of common stock held by Bain Capital Fund VI, L.P., ("Fund VI"); BCIP Associates II ("BCIP II"), BCIP Associates II-B ("BCIP II-B"), BCIP Associates II-C ("BCIP II-C"); Sankaty High Yield Asset Partners, L.P. ("Sankaty"); Bain Capital V Mezzanine Fund, L.P. ("Mezzanine"); BCM Capital Partners, L.P. ("BCM"); and BCIP Trust Associates II (("BCIP Trust II") and collectively with Fund VI, BCIP II, BCIP II-B, BCIP II-C, Sankaty, Mezzanine and BCM, the "Bain Capital Funds"). Does not include shares owned by other stockholders that are subject to the Stockholders Agreement.
(3) Consists of shares owned by P.N. Walker Consulting Inc. Paul Walker is the sole stockholder of P.N. Walker Consulting Inc. and may be deemed to beneficially own shares owned by P.N. Walker Consulting Inc.
(4) Consists of shares owned by Nichal, Inc. Derrick D'Andrade is the sole stockholder of Nichal, Inc. and may be deemed to beneficially own shares owned by Nichal, Inc.
(5) The shares of common stock included in the table represent shares held by BCIP II, BCIP II-C and BCIP Trust II. Mr. Dominik is a former managing director of Bain Capital, Inc. and is a former general partner of BCIP II, BCIP II-C and BCIP Trust II and accordingly may be deemed to beneficially own shares owned by such funds. Mr. Dominik disclaims beneficial ownership of any such shares in which he does not have a pecuniary interest. The address of Mr. Dominik is c/o Golden Gate Capital, One Embarcadero Center, Suite 3300, San Francisco, California 94111.
(6) The shares of common stock included in the table represent shares held by BCIP-II. Mr. Ashe is a former principal of Bain Capital, Inc. and is a former partner of BCIP II-B and accordingly may be deemed to beneficially own shares owned by such funds. Mr. Ashe disclaims beneficial ownership of any such shares in which he does not have a pecuniary interest. The address of Mr. Ashe is c/o Golden Gate Capital, One Embarcadero Center, Suite 3300, San Francisco, California 94111.
(7) The shares of common stock included in the table represent shares held by BCIP II-B. Mr. Loring is a managing director of Bain Capital, Inc. and is a partner of BCIP II-B and accordingly may be deemed to beneficially own shares owned by such funds. Mr. Loring disclaims beneficial ownership of any such shares in which he does not have a pecuniary interest. The address of Mr. Loring is c/o Bain Capital, Inc., Two Copley Plaza, Boston, Massachusetts 02116.
(8) Mr. Benham and Mr. Adamson are both managing members of Celerity EMSIcon, LLC and accordingly may be deemed to beneficially own shares owned by Celerity EMSIcon, LLC. Mr. Benham and Mr. Adamson disclaim beneficial ownership of any such shares in which they do not have a pecuniary interest. The address for Mr. Benham and Mr. Adamson is c/o Celerity Partners, 11111 Santa Monica Boulevard, Suite 1127, Los Angeles, California 90025.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Committee Report

   Notwithstanding anything to the contrary set forth in any of SMTC's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report and the performance graph on page 21 shall not be incorporated by reference into any such filings.

   The Compensation Committee is currently composed of three directors: Stephen Adamson, Prescott Ashe and Anthony Sigel. The Compensation Committee is responsible for providing a general review of the Company's compensation and benefit plans to ensure that they meet corporate objectives, reviewing the Chief Executive Officer's recommendations on compensation of all officers, adopting and changing major compensation policies and practices, reporting its recommendations to the whole Board of Directors for approval and authorization and administering the Company's stock plans. The Compensation Committee also has the power to select directors and officers to receive awards under the SMTC Corporation/SMTC Manufacturing Corporation of Canada 2000 Equity Incentive Plan. No member of this committee was an officer or employee of SMTC during fiscal 2000.

   Compensation Philosophy. SMTC has developed and implemented compensation policies and plans that seek to align the financial interests of SMTC's senior management with the interests of its stockholders. SMTC seeks to reward performance in those quantitative areas believed to be important to the long-term interests of stockholders, namely enhanced profitability and the successful implementation of the Company's business plan. SMTC believes that any success in these quantitative areas also evidences success in qualitative areas relating to the work environment for SMTC employees, employee training and employee opportunity for advancement.

   SMTC seeks to provide total compensation packages that will attract the best talent to SMTC, motivate individuals to perform at their highest levels, reward outstanding performance and retain executives whose skills are critical for building long-term stockholder value.

   Elements of Compensation. The guiding principle of the Compensation Committee is to provide the Company's senior management with competitive compensation opportunities based upon their contributions to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to make a portion of senior management's compensation contingent upon the Company's performance as well as upon his or her own level of performance. Accordingly, the compensation package for senior management is generally comprised of three components: (i) base salary, which reflects individual performance and is designed to be competitive with salary levels in the industry, (ii) discretionary performance awards payable in cash and tied to the Company's achievement of financial performance targets and (iii) long-term stock-based incentive awards, which strengthen the alignment of interests between the executive officers and the Company's stockholders.

   General. With respect to SMTC's senior management, compensation is determined in consultation with the Compensation Committee by the President and Chief Executive Officer. Compensation of all senior management, including that of officers party to employment agreements, including the Chief Executive Officer, is or has been founded on the policies and general guidelines described below.

   Base Salary. The base salaries for officers are determined on the basis of the following factors: experience, personal performance, average salary levels for comparable positions within and without the industry and changes from year to year in an officer's functional responsibilities. The weight given to each of these factors varies from individual to individual.

   Performance Awards. Bonuses may be earned by executive officers on the basis of the Company's achievement of certain corporate financial performance goals established for each fiscal year. No cash bonuses were paid in fiscal 2000, except with respect to Edward Johnson, who received a cash bonus in fiscal 2000 in lieu of a grant of stock options based on SMTC's attainment of certain performance targets. In fiscal 2000, bonuses were also awarded to Paul Walker, Philip Woodard, Gary Walker and Derrick D'Andrade in the form of grants of stock options based on SMTC's attainment of certain performance targets.

   Long-Term Compensation. Executive compensation is generally comprised of a combination of cash compensation and grants of options under the SMTC Corporation/SMTC Manufacturing Corporation of Canada 2000 Equity Incentive Plan. Stock options are generally awarded during the year on a discretionary basis. Stock options are intended to offer an equity incentive for superior performance and to foster the retention of key personnel through awards structured to vest and become exercisable over time, provided that the individual remains employed by SMTC. There is no set formula for the award of options. Factors considered in making option awards to employees and executives of SMTC in 2000 included prior grants to such individual, the importance of retaining such individual's services, such employee's potential to contribute to the success of SMTC and such employee's past contributions to SMTC. The actual options granted in fiscal 2000 to each of the named executive officers is indicated in the table labeled "Option Grants in Fiscal 2000" appearing on page 19 of this proxy statement.

   Employment Agreements with Executive Officers. Each of Paul Walker, Philip Woodard, Gary Walker, Derrick D'Andrade and Stanley Plzak is party to an employment agreement with the Company. One of our named executive officers, Richard Smith, is not party to an employment agreement with the Company. Each of such officers receives a base salary and, with the exception of Mr. Plzak, is eligible for an annual bonus based on achievement by the Company of certain EBITDA (earnings before interest expense, income taxes, depreciation and amortization) targets. In this regard, the compensation of each of such officers, including that of the Chief Executive Officer, is tied to corporate performance. For details regarding these employment agreements, see "Employment Arrangements" on page 18 of this proxy statement.

Compensation Committee

Stephen Adamson
Prescott Ashe
Anthony Sigel

Executive Compensation

   The following table sets forth information concerning the compensation for the years ended December 31, 2000, 1999 and 1998 on a pro forma basis for our chief executive officer and four other most highly compensated executive officers at the end of our last fiscal year. We have also included information for Edward Johnson, who resigned from his position as an officer and director of SMTC in October 2000. For ease of reference, we collectively refer to these executive officers throughout this section and elsewhere in this proxy statement as our "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                  Annual                Long Term
                              Compensation(1)         Compensation
                              ------------------- ---------------------
                                                             Securities
                                                  Restricted Underlying     All Other
   Name and Principal         Salary       Bonus    Stock     Options      Compensation
        Position         Year   ($)         ($)   Awards ($)    (#)            ($)
   ------------------    ---- ------       -----  ---------- ----------    ------------
Paul Walker(2).......... 2000 284,339(3)      --     --       150,000(4)         --
 President and Chief     1999 168,612         --     --           --             --
 Executive Officer       1998 167,853      16,458    --           --             --

Edward
 Johnson(2)(5)(19)...... 2000 171,986      69,374    --           --          58,600(10)
 Executive Vice
  President,                                                                 113,591(11)
 Business Development    1999 164,408      53,437    --        37,884(6)       9,235(12)
                                                               19,517(7)
                                                                5,060(8)
                         1998 123,950      49,185    --        33,108(9)     164,909(13)

Philip Woodard(2)....... 2000 227,471(14)     --     --        50,000(4)         --
 Executive Vice
  President,             1999 134,889         --     --        26,640(15)        --
 Assembly Operations     1998 134,282       2,596    --           --             --

Gary Walker(2).......... 2000 200,000         --     --        50,000(4)         --
 Executive Vice
  President,             1999 200,000         --     --           --             --
 Business Programs
  Management             1998 200,000     153,873    --           --             --

Derrick D'Andrade(2).... 2000 227,471(16)     --     --        50,000(4)         --
 Executive Vice
  President,             1999 134,889         --     --           --             --
 Engineering and Quality 1998 134,282      16,458    --           --             --

Richard Smith........... 2000 108,751         --     --        10,000(17)        --
 Vice President,         1999  93,566         --     --        11,024(15)        --
 Chief Financial Officer 1998 30,856(18)      --     --           --             --

- --------
 (1) Excludes perquisites and other personal benefits because such compensation did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any of the named executive officers.
 (2) Compensation information for Messrs. Walker, Woodard, Walker and D'Andrade includes compensation paid by Surface Mount during periods prior to the July 30, 1999 combination of Surface Mount and HTM, and by SMTC during periods after the combination. Compensation information for Mr. Johnson includes compensation paid by HTM during periods prior to the combination, and by SMTC during periods after the combination.
 (3) Includes deferred compensation of $116,034, which represents compensation earned by Mr. Walker in 1999 ($34,339) and 2000 ($81,695).
 (4) Represents options to purchase shares of our common stock at an exercise price of $16.00 per share.
 (5) During the year ended December 31, 1998 and from January 1, 1999 until the July 30, 1999 combination of Surface Mount and HTM, Mr. Johnson served as President and Chief Executive Officer of HTM.
 (6) Represents options to purchase shares of our common stock at an exercise price equal to $0.50 per share issued in connection with the combination of Surface Mount and HTM in July 1999 to replace options to purchase shares of HTM common stock.

 (7) Represents options to purchase shares of our common stock at an exercise price equal to $9.07 per share issued in connection with the combination of Surface Mount and HTM in July 1999 to replace options to purchase shares of HTM common stock.
 (8) Represents options to purchase shares of common stock of HTM at an exercise price of $5.13 per share, which options were replaced by the options to purchase shares of our common stock in connection with the combination of Surface Mount and HTM in July 1999.
 (9) Represents options to purchase shares of common stock of HTM at an exercise price of $5.13 per share issued in connection with the recapitalization of HTM in June 1998 to replace options to purchase shares of HTM common stock. These options were replaced by the options to purchase shares of our common stock in connection with the combination of Surface Mount and HTM in July 1999.
(10) Represents amounts paid to Mr. Johnson in respect of accrued vacation up to the date of his resignation.
(11) Represents amounts paid to Mr. Johnson as severance payments subsequent to his resignation.
(12) Represents amounts paid to Mr. Johnson in respect of the cancellation of vested stock options exercisable for HTM common stock in connection with the June 1998 recapitalization of HTM.
(13) Represents amounts paid to Mr. Johnson in respect of the cancellation of vested stock options exercisable for HTM common stock in connection with the June 1998 recapitalization of HTM, which amounts were held in escrow for one year following the date of the recapitalization and were subsequently paid to Mr. Johnson.
(14) Includes deferred compensation of $92,827, which represents compensation earned by Mr. Woodard in 1999 ($27,471) and 2000 ($65,356).
(15) Represents options to purchase shares of our common stock at an exercise price of $5.36 per share.
(16) Includes deferred compensation of $92,827, which represents compensation earned by Mr. D'Andrade in 1999 ($27,471) and 2000 ($65,356).
(17) Represents options to purchase shares of our common stock at an exercise price of $19.88 per share.
(18) Mr. Smith joined Surface Mount in August 1998.
(19) Mr. Johnson resigned from his position as an officer and director of SMTC in October 2000.

Employment Arrangements

   Paul Walker is currently employed as our President and Chief Executive Officer pursuant to an employment agreement dated July 30, 1999, which is effective until December 31, 2001 and will automatically renew for successive one-year terms unless it is terminated by the parties in accordance with its terms. Under the employment agreement, Mr. Walker receives an annual salary of $250,000 per year and is eligible for an annual bonus based upon our achievement of certain EBITDA (earnings before interest expense, income taxes, depreciation and amortization) targets. Mr. Walker's employment agreement contains customary confidentiality provisions and a non-compete clause which is effective during the term of the agreement, for one year following termination of his employment if he is terminated for cause, and, under certain other circumstances, for two years following the termination of his employment. In the event Mr. Walker's employment is terminated by us without cause, or by Mr. Walker for good reason, the employment agreement provides that we will pay Mr. Walker his base salary for two years following such termination.

   Philip Woodard is currently employed as our Executive Vice President, Assembly Operations, pursuant to an employment agreement dated July 30, 1999, which is effective until December 31, 2001 and will automatically renew for successive one-year terms unless it is terminated by the parties in accordance with its terms. Under the employment agreement, Mr. Woodard receives an annual salary of $200,000 per year and is eligible for an annual bonus based upon our achievement of certain EBITDA targets. Mr. Woodard's employment agreement contains customary confidentiality provisions and a non-compete clause which is effective during the term of the agreement, for one year following termination of his employment if he is terminated for cause, and, under certain other circumstances, for two years following the termination of his employment. In the event Mr. Woodard's employment is terminated by us without cause, or by Mr. Woodard for good reason, the employment agreement provides that we will pay Mr. Woodard his base salary for two years following such termination.

   Gary Walker is currently employed as our Executive Vice President, Business Programs Management pursuant to an employment agreement dated July 30, 1999, which is effective until December 31, 2001 and will automatically renew for successive one-year terms unless it is terminated by the parties in accordance with its terms. Under the employment agreement, Mr. Walker receives an annual salary of $200,000 per year and is eligible for an annual bonus based upon our achievement of certain EBITDA targets. Mr. Walker's employment agreement contains customary confidentiality provisions and a non-compete clause which is effective during the term of the agreement, for one year following termination of his employment if he is terminated for cause, and, under certain other circumstances, for two years following the termination of his employment. In the event Mr. Walker's employment is terminated without cause, or by Mr. Walker for good reason, the employment agreement provides that we will pay Mr. Walker his base salary for two years following such termination.

   Derrick D'Andrade is currently employed as our Executive Vice President, Engineering and Quality pursuant to an employment agreement dated July 30, 1999, which is effective until December 31, 2001 and will automatically renew for successive one year terms unless it is terminated by the parties in accordance with its terms. Under the employment agreement, Mr. D'Andrade receives an annual salary of $200,000 per year and is eligible for an annual bonus based upon our achievement of certain EBITDA targets. Mr. D'Andrade's employment agreement contains customary confidentiality provisions and a non-compete clause which is effective during the term of the agreement, for one year following termination of his employment if he is terminated for cause and, under certain other circumstances, for two years following the termination of his employment. In the event Mr. D'Andrade's employment is terminated by us without cause, or by Mr. D'Andrade for good reason, the employment agreement provides that we will pay Mr. D'Andrade his base salary for two years following such termination.

   Stanley Plzak is currently employed as our Executive Vice President, Design and Sub-Assembly Operations, pursuant to an employment agreement dated July 27, 2000, which is effective until December 31, 2001 and will automatically renew for successive one-year terms unless it is terminated by the parties in accordance with its terms. Under the employment agreement, Mr. Plzak receives an annual salary of $275,000 per year. Mr. Plzak's employment agreement contains customary confidentiality provisions and a non-compete clause which is effective during the term of the agreement, for one year following termination of his employment if he is terminated for cause, and, under certain other circumstances, for the period during which he continues to receive his base salary following the termination of his employment. In the event Mr. Plzak's employment is terminated by us without cause, or by Mr. Plzak for good reason, the employment agreement provides that we will pay Mr. Plzak his base salary for one year following such termination.

Option Grants in Last Fiscal Year

   The following table sets forth information concerning grants of options to purchase shares of our common stock made to the named executive officers during the fiscal year ended December 31, 2000.

                          OPTION GRANTS IN FISCAL 2000

                                      Individual Grants
                         ----------------------------------------------
                                       Percent of
                         Number of       Total                          Potential Realizable Value
                         Securities     Options                         at Assumed Annual Rates of
                         Underlying    Granted to  Exercise              Stock Price Appreciation
                          Options     Employees in Price Per                  for Option Term
                          Granted     Fiscal 2000    Share   Expiration ---------------------------
          Name             (#)(1)         (%)         ($)       Date        5%($)        10%($)
          ----           ----------   ------------ --------- ---------- ------------- -------------
Paul Walker.............  150,000(2)      10.7       16.00   7/20/2010      1,509,347     3,824,982
Edward Johnson*.........      --           --          --          --             --            --
Philip Woodard..........   50,000(2)       3.6       16.00   7/20/2010        503,116     1,274,994
Gary Walker.............   50,000(2)       3.6       16.00   7/20/2010        503,116     1,274,994
Derrick D'Andrade.......   50,000(2)       3.6       16.00   7/20/2010        503,116     1,274,994
Richard Smith...........   10,000(3)         #       19.88   8/30/2010        125,024       316,836

- --------
(1) None of such options was vested at December 31, 2000.
(2) Options will vest in four annual installments beginning July 20, 2001.
(3) Options will vest in four annual installments beginning August 30, 2001.
#  Represents less than 1%.
* Mr. Johnson resigned from his position as an officer and director of SMTC in October 2000.

Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

   The following table sets forth information for the named executive officers concerning stock option exercises during out last fiscal year.

                   AGGREGATED OPTION EXERCISES IN FISCAL 2000
                       AND FISCAL YEAR-END OPTION VALUES

                                                     Number of Securities      Value of Unexercised In-
                                                    Underlying Unexercised    The-Money Options At Fiscal
                         Shares Acquired  Value   Options At Fiscal Year-End           Year-End
                           On Exercise   Realized (Exercisable/Unexercisable) (Exercisable/Unexercisable)
          Name                 (#)         ($)                (#)                       ($)(1)
          ----           --------------- -------- --------------------------- ---------------------------
Paul Walker.............       --          --               0/150,000                          0/0
Edward Johnson*.........       --          --                19,442/0                     88,558/0
Philip Woodard..........       --          --            6,660/69,980               55,045/165,135
Gary Walker.............       --          --                0/50,000                          0/0
Derrick D'Andrade.......       --          --                0/50,000                          0/0
Richard Smith...........       --          --            2,756/18,268                22,778/68,335

- --------
(1) The closing price of SMTC's common stock on December 29, 2000, the last trading day of fiscal 2000, was $13.625.
* Mr. Johnson resigned from his position as an officer and director of SMTC in October 2000.

                            STOCK PERFORMANCE GRAPH

   The following graph sets forth the Company's total cumulative stockholder return as compared to the Nasdaq Composite Index and a peer group chosen by the Company for fiscal 2000 (the "Peer Group"). The Peer Group is comprised of the following companies: ACT Manufacturing, Inc., Benchmark Electronics, Inc., Manufacturers' Services Ltd., PEMSTAR Inc., Plexus Corp., SMTC Corporation and Viasystems Group Inc.

   The total stockholder return assumes $100 invested on July 21, 2000 in Common Stock of the Company, the Nasdaq Composite Index and the Peer Group of companies that, like the Company, (i) are publicly-traded and (ii) are mid-tier providers of advanced electronics manufacturing services. Total return assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future price performance.

                                    [GRAPH]
                 COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
         SMTC CORPORATION, NASDAQ COMPOSITE INDEX AND PEER GROUP INDEX

COMPANY/INDEX/MARKET                                                 PERIOD ENDING
                                    7/21/2000    7/31/2000   8/31/2000    9/29/2000    10/31/2000    11/30/2000    12/29/2000
SMTC Corporation                     100.00        112.89     150.00        134.38       117.97         90.63         85.16
Peer Group                           100.00         88.69     106.34         98.74        80.92         58.51         43.65
NASDAQ Composite Index               100.00         91.80     102.61         89.61        82.05         63.16         60.07

                    ASSUMES $100 INVESTED ON JULY 21, 2000
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDED DEC. 31, 2000

               PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

   On September 20, 1999, we notified KPMG LLP that it would be engaged as our independent auditors, replacing Arthur Andersen LLP, who were dismissed as our independent auditors on September 20, 1999. KPMG LLP was the independent auditor for Surface Mount prior to the July 1999 combination of Surface Mount and HTM. The decision to change independent auditors was approved by our board of directors on September 17, 1999. During their engagement, Arthur Andersen LLP issued no audit report which was qualified or modified as to uncertainty, audit scope or accounting principles, no adverse opinions or disclaimers of opinion on any of our financial statements, and there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

   The Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG LLP as independent auditors for the year ending December 31, 2001. KPMG LLP acted as independent auditors for SMTC for the year ending December 31, 2000. Fees to SMTC for professional services rendered by KPMG LLP during fiscal 2000 were as follows: Audit Fees: $429,000; Financial Information Systems Design and Implementation Fees: $0; and All Other Fees: $1,052,000, which were in connection with the initial public offering ($673,000), tax related services ($203,000) and acquisition related services ($176,000). We expect that representatives from KPMG LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

   The Board of Directors recommends the ratification by the Stockholders of the appointment by the Board of Directors of KPMG LLP as SMTC's independent auditors for the fiscal year ending December 31, 2001. Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR the ratification of the appointment of KPMG LLP. The affirmative vote of the holders of a majority of shares properly cast on the proposal, in person or by proxy, will be required to ratify the appointment of KPMG LLP. In the event that the Stockholders do not ratify the appointment of KPMG LLP as SMTC's independent accounting firm, the Board of Directors will consider the selection of a firm of independent accountants.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001.

                             ADDITIONAL INFORMATION

Stockholder Proposals

   In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be considered by SMTC for inclusion in the proxy material for SMTC's 2002 Annual Meeting of Stockholders, they must be received by the Secretary of SMTC on or before December 12, 2001 at its principal executive office, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

   For proposals that Stockholders intend to present at the 2002 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Exchange Act, unless the Stockholder notifies SMTC of such intent on or before February 25, 2002, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting.

   Notwithstanding the foregoing, our Amended and Restated By-Laws set forth procedures Stockholders must comply with to make nominations for election to the Board of Directors. Such nominations must be made by notice in writing delivered or mailed to the Secretary of SMTC and received at SMTC's principal executive office, 635 Hood Road, Markham, Ontario, Canada L3R 4N6 not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. If the annual meeting is not held within 30 days before or after such anniversary date, then such nomination must have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice must set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee,
(ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of SMTC beneficially owned by each such nominee, and
(iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person's written consent to be named as a nominee and to serve as a director if elected; and (b) as to the Stockholder giving the notice
(i) the name and address, as they appear on SMTC's books, of such Stockholder and (ii) the class and number of shares of SMTC that are beneficially owned by such Stockholder. SMTC may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of SMTC. If such procedures are not complied with, the chairman of the meeting may determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures and the defective nomination will be disregarded.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires the Company's directors, executive officers and any persons who directly or indirectly hold more than ten percent of the Company's Common Stock ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") on Forms 3, 4 and 5. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

   Based on the Company's review of copies of such forms it has received from its executive officers, directors and greater than ten-percent beneficial owners, each of Paul Walker, Edward Johnson, Philip Woodard, Gary Walker, Derrick D'Andrade, Gary Itenson, Richard Smith, David Dominik, Prescott Ashe, Ian Loring, Stephen Adamson, Mark Benham, Michael Griffiths, Anthony Sigel, Bain Capital Funds, Celerity EMSIcon, LLC and Kilmer Electronics Group Limited failed to file their initial Form 3's on a timely basis in connection with the registration of our common stock under the Exchange Act because the number of shares owned by each such person was not determinable prior to the pricing of our initial public offering. Further, Stanley Plzak has not yet filed his initial Form 3 and is accordingly delinquent in this filing. The Company is aware that certain other employees of SMTC have filed Form 3's, however, the Company does not regard such employees as executive officers.

Other Matters

   The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

   It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

Financial Statements and Form 10-K Annual Report

   SMTC's audited financial statements for the fiscal year ended December 31, 2000 and certain other related financial and business information of SMTC are contained in SMTC's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed by SMTC with the SEC on April 2, 2001 (including exhibits). Copies of such Annual Report on Form 10-K, including financial statements, may be obtained without charge by contacting SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6, Attention: Investor Relations.

                                                                      APPENDIX A

                                AUDIT COMMITTEE
                                    CHARTER

                                  Organization

   There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of at least three directors each of whom shall be an "independent director" as defined in Annex A to this charter unless the Board of Directors shall have determined that membership on the committee by not more than one individual who is not an "independent director" is required by the best interests of the corporation and its shareholders. Each member of the Audit Committee shall be able to read and understand fundamental financial statements including a company's balance sheet, income statement and cash flow statement. In addition at least one member must have had past employment experience in finance or accounting or any other comparable experience that has resulted in the member's financial sophistication.

                              Statement of Policy

   The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of the financial reports of the company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, if any, and the financial management of the company. The company's independent auditors are ultimately responsible to the Board of Directors and the Audit Committee, as representatives of the company's shareholders, and these shareholder representatives have the ultimate authority and responsibility for selecting, evaluating, and, where appropriate, replacing the outside auditor (or nominating the outside auditor to be proposed for shareholder approval in any proxy statement).

                                Responsibilities

   In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

   In carrying out these responsibilities, the Audit Committee will:

  . Elect a member of the Audit Committee to serve as Chairman of the Audit Committee.

  . Meet as a Committee at least four times per year to carry out the responsibilities outlined in this Charter. The Committee shall also meet at least once per year in executive session with each of the independent auditor, the head of the internal audit department, if any, and the officers of the company.

  . Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company and its divisions and subsidiaries, if any; and where appropriate replace the independent auditor.

  . Take appropriate action to oversee the independence of the company's outside auditor including the following:

    . Receive from the independent auditors each year a formal written statement delineating all relationships between the auditor and the company consistent with Independent Standards Board Standard 1.

    . Actively engage in a dialogue with the auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the auditor.

  . In consultation with the independent accountants and the internal auditors, if any, review the integrity of the company's financial reporting process and consider the independent auditor's judgments about the quality and appropriateness of the corporation's accounting principles.

  . Review major changes to the company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department, if any.

  . Meet with the independent auditors and financial management of the company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  . Review with the independent auditors, the company's internal auditor, if any, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review company policy statements to determine their adherence to any code of conduct prescribed by the Board.

  . Review the internal audit function of the company, if any, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

  . Receive prior to each meeting, a summary of findings from completed internal audits, if any, and a progress report on any proposed internal audit plan, if any, with explanations for any deviations from the original plan.

  . Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  . Provide sufficient opportunity for the independent auditors and internal auditors, if any, to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  . Review accounting and financial human resources and succession planning within the company.

  . Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

  . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                                                         ANNEX A

   "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Without limiting the generality of the foregoing, the following persons shall not be considered independent:

  (a) a director who is employed by the company or any of its affiliates for the current year or any of the past three years;

  (b) a director who accepts any compensation from the company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

  (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person's home;

  (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities) that exceed 5% of the company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

  (e) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

          FORM OF PROXY CARD FOR SMTC CORPORATION'S 2001 ANNUAL MEETING


                                SMTC CORPORATION

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SMTC CORPORATION
        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2001

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of SMTC Corporation (the "Company"), hereby appoints each of Paul Walker and Richard Smith as proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SMTC Corporation to be held on May 9, 2001 at 2:00 p.m. Eastern Daylight Time at the Royal York Hotel, 100 Front Street West, Toronto, Ontario, Canada M5J 1E3 and all adjournments thereof (the "Annual Meeting") and to vote all shares of Common Stock of SMTC Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxies will be voted FOR the nominees and FOR the other proposal set forth herein and described in the Board of Directors' Proxy Statement. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock at the Annual Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please mark your votes as indicated in this example: [X]

The Board of Directors recommends a vote FOR each of the following matters:

         1.  The  election of three           FOR         WITHHELD                 Nominees:    David Dominik
         directors to Class I, for a                                                            Gary Walker
         term ending 2004.                     [_]           [_]                                Paul Walker

         INSTRUCTION: To withhold
         authority to vote for any
         individual nominee, write
         that nominee's name in the
         space provided below.

         -----------------------

         -----------------------

         2. To consider and act upon          FOR        AGAINST      ABSTAIN
         a proposal to ratify the
         appointment of KPMG LLP as           [_]          [_]          [_]
         independent auditors of SMTC
         Corporation for the fiscal year
         ending December 31, 2001.


PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY FORM USING THE ENCLOSED ENVELOPE.

I plan to attend the meeting.        [_]



I do not plan to attend the meeting. [_]





Signature    __________________________________ Date     _______________________



Signature    __________________________________ Date     _______________________

NOTE: Please sign name exactly as it appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                            [SMTC LOGO APPEARS HERE]

                      Notice to Exchangeable Shareholders

   Our records show that you own exchangeable shares ("Exchangeable Shares") in the capital of SMTC Manufacturing Corporation of Canada ("SMTC Canada"), a Canadian company. The Exchangeable Shares provide you with economic and voting rights which are, as nearly as practicable, equivalent to those of holders of shares of common stock of SMTC Corporation, the U.S. parent of SMTC Canada, including the right to attend and vote at meetings of the common stockholders of SMTC Corporation. SMTC Corporation (the "Company") will be holding an annual meeting (the "Annual Meeting") of its common stockholders on May 9, 2001 to (i) elect three Class I directors to serve until the 2004 Annual Meeting; and (ii) ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

   At such Annual Meeting you will have voting rights, as described below, equal to the number of Exchangeable Shares you hold. You are permitted to instruct CIBC Mellon Trust Company, the Trustee under the Voting and Exchange Trust Agreement, as to how the Trustee is to vote your Exchangeable Shares at the Annual Meeting of SMTC Corporation. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights attached to your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you, or a person designated by you, a proxy to exercise personally the voting rights attached to your Exchangeable Shares. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed voting instruction card to the Trustee by 5:00 p.m., Eastern Daylight Time, on May 7, 2001. Whether or not you plan to attend, please sign, date and return the voting instruction card in the envelope provided in order to ensure that your Exchangeable Shares will be represented at the Annual Meeting.

   You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated voting instruction card. No notice of revocation or later-dated voting instruction card, however, will be effective unless received by the Trustee prior to 5:00 p.m., Eastern Daylight Time, on May 7, 2001.

 Non-Registered Holders

   Only registered holders of Exchangeable Shares of SMTC Canada are permitted to instruct the Trustee as to how to vote their Exchangeable Shares at the Annual Meeting or to attend and vote at the Annual Meeting in person or by proxy as described above. You may be a beneficial owner of Exchangeable Shares (a "Non-Registered Holder") if your Exchangeable Shares are registered either:

  (i) in the name of an intermediary (an "Intermediary") with whom you deal in respect of the Exchangeable Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, and similar plans; or

  (ii) in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

   SMTC Corporation has distributed copies of the Notice of Annual Meeting, the Proxy Statement dated April 10, 2001 and the Notice to Exchangeable Shareholders (collectively, the "Meeting Materials") to Intermediaries who are required to forward these Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. If you are a Non-Registered Holder who has not waived the right to receive Meeting Materials you will be given either:

  (i) a voting instruction card which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of Exchangeable Shares beneficially owned by you but which is otherwise blank. This voting instruction card need not be signed by you. In this case, if you wish to direct the voting of the Exchangeable Shares held by you or attend and vote at the Annual Meeting (or have another person attend and vote on your behalf) you should properly complete the voting instruction card and deposit it with CIBC Mellon Trust Company, Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9 or by fax to (416) 368-2502 prior to 5:00 p.m., Eastern Daylight Time, on May 7, 2001; or

  (ii) a voting instruction form which must be completed and signed by you in accordance with the directions on the voting instruction form.

   The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the voting of the Exchangeable Shares you beneficially own or to attend and vote at the Annual Meeting, in person or by proxy. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies.

   A Non-Registered Holder may revoke a voting instruction card/form given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a voting instruction card/form that is not received by the Intermediary at least seven days prior to the Annual Meeting.

 Information relating to SMTC Corporation

   Exchangeable Shares are exchangeable on a one-for-one basis for shares of common stock of SMTC Corporation and you, as a holder of Exchangeable Shares, are entitled to receive dividends from SMTC Canada payable at the same time as and equivalent to, on a per-share basis, any dividends paid by SMTC Corporation to holders of its shares of common stock. As a result of the economic and voting equivalency between the Exchangeable Shares and shares of common stock of SMTC Corporation, you, as a holder of Exchangeable Shares, will have a participating interest determined by reference to SMTC Corporation not SMTC Canada. Accordingly, it is information relating to SMTC Corporation that is relevant to you and enclosed in this package is SMTC Corporation's Proxy Statement which we urge you to read carefully.

Markham, Ontario
April 10, 2001

                            VOTING INSTRUCTION CARD

                    DIRECTION GIVEN BY REGISTERED HOLDERS OF
             EXCHANGEABLE SHARES OF SMTC MANUFACTURING CORPORATION
                  OF CANADA FOR THE MAY 9, 2001 ANNUAL MEETING
                      OF STOCKHOLDERS OF SMTC CORPORATION

   The undersigned, having read the Notice of Annual Meeting of Stockholders regarding the annual meeting (the "Annual Meeting") of common stockholders of SMTC Corporation (the "Company") to be held at the Royal York Hotel, located at 100 Front Street West, Toronto, on Wednesday, May 9, 2001 at 2:00 p.m. (Eastern Daylight Time), the Proxy Statement dated April 10, 2001 and the accompanying Notice to Exchangeable Shareholders, receipt of each of which is hereby acknowledged, does hereby instruct and direct CIBC Mellon Trust Company (the "Trustee"), pursuant to the provisions of the Voting and Exchange Trust Agreement (the "Agreement") dated as of July 27, 2000, among the Company, SMTC Manufacturing Corporation of Canada ("SMTC Canada"), SMTC Nova Scotia Company, and the Trustee, as follows:

(PLEASE NOTE: IF NO DIRECTION IS MADE AND YOU SIGN BELOW, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE FOR ITEMS 1 AND 2 BELOW AND AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING TO VOTE IN ITS DISCRETION.)

                        (PLEASE SELECT ONE OF A, B OR C)

A.[_] Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the undersigned's voting rights at the Annual Meeting, or any postponement or adjournment thereof, as follows:

    (PLEASE COMPLETE THE FOLLOWING ONLY IF YOU HAVE SELECTED ALTERNATIVE
    A.)

  1. To vote FOR [_] or WITHHOLD VOTE [_] or, if no specification is made, to vote FOR the election of David Dominik, Gary Walker, and Paul Walker as Class I directors to serve until the 2004 annual meeting of stockholders and until their successors are elected and qualified in accordance with the by-laws of the Company.

      To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.


      ---------------------------------------------------------------------

  2. To vote FOR [_] or AGAINST [_] or, if no specification is made, to vote FOR ratification of the appointment of KPMG LLP as the independent auditors for the Company for the fiscal year ending December 31, 2001.

  3. To vote, in its discretion, upon any and all matters incident to the foregoing and such other business as may legally come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

    (IF YOU HAVE SELECTED ALTERNATIVE A, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS PAGE.)

B.[_] Deliver a proxy card to the undersigned at the Annual Meeting with respect to all Exchangeable Shares of SMTC Canada held by the undersigned on the record date for the Annual Meeting so that the undersigned may exercise personally the undersigned's voting rights at the Annual Meeting or any postponement or adjournment thereof.

    (IF YOU HAVE SELECTED ALTERNATIVE B, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS PAGE.)

C.[_]  Deliver a proxy card to            to attend and act for and on behalf
       of the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of SMTC Canada held by the undersigned on the record date for the Annual Meeting with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned's voting rights at the Annual Meeting or any postponement or adjournment thereof.

    (IF YOU HAVE SELECTED ALTERNATIVE C, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS PAGE.)

Executed on the     day of        , 2001

                                          Signature: __________________________

                                          Print Name: _________________________

                                          Signature: __________________________

                                          Print Name: _________________________

NOTES:

(1) A shareholder has the right to appoint a person to represent him/her at the Annual Meeting by inserting in the space provided in Alternative C the name of the person the shareholder wishes to appoint. Such person need not be a shareholder.
(2) To be valid, this voting instruction card must be signed and deposited with CIBC Mellon Trust Company, Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9 in the enclosed return envelope or by fax to
    (416) 368-2502 prior to 5:00 p.m., Eastern Daylight Time, on May 7, 2001 or, if the Annual Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned Annual Meeting.
(3) If an individual, please sign exactly as your Exchangeable Shares are registered.
  If the shareholder is a corporation, this voting instruction card must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed.
  If Exchangeable Shares are registered in the name of an executor, administrator or trustee, please sign exactly as the Exchangeable Shares are registered. If the Exchangeable Shares are registered in the name of the deceased or other shareholder, the shareholder's name must be printed in the space provided. This voting instruction card must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to this voting instruction card.
  In many cases, Exchangeable Shares beneficially owned by a holder (a "Non-Registered Holder") are registered in the name of a securities dealer or broker or other intermediary, or clearing agency. Non-Registered Holders should, in particular, review the section entitled "Non-Registered Holders" in the accompanying Notice to Exchangeable Shareholders and carefully follow the instructions of their intermediaries.
(4) If a share is held by two or more persons, each should sign this voting instruction card.
(5) If this voting instruction card is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.